SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                               (Amendment No. ___)


Filed by the Registrant                               [X]
Filed by a Party other than the Registrant            [_]
Check the appropriate box:

[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Materials Pursuant to Section 240.14a-12

                  Alliance National Municipal Income Fund, Inc.
           -----------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

           -----------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------


[_]  Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------


It is anticipated that definitive materials will be released to security holders on or around January 5, 2007.

                                     [LOGO]
                               ALLIANCEBERNSTEIN
                                  Investments


                 ALLIANCE NATIONAL MUNICIPAL INCOME FUND, INC.

--------------------------------------------------------------------------------

                         1345 Avenue of the Americas,
                           New York, New York 10105

--------------------------------------------------------------------------------

                                          January 3, 2007

Dear Stockholders:

   The Board of Directors (the "Directors") of Alliance National Municipal Income Fund, Inc. (the "Fund") is pleased to invite you to a Special Meeting of Stockholders (the "Meeting") to be held on February 22, 2007. At the Meeting, you will be asked to approve the issuance of shares of the Fund's common stock in connection with the proposed acquisition of all of the assets and liabilities of ACM Municipal Securities Income Fund, Inc. ("ACM Municipal Securities"), which is another fund in the AllianceBernstein fund family.

   The Fund is listed on the New York Stock Exchange ("NYSE"). In order for the acquisition of ACM Municipal Securities to occur, the Fund will be required to issue shares to the stockholders of ACM Municipal Securities in exchange for their current shares that will represent more than 20% of the Fund's currently outstanding common stock. Under NYSE rules, the Fund must obtain your approval to issue this amount of shares. Therefore, the Fund's Directors have scheduled the Meeting on February 22, 2007, to seek your approval of the issuance of approximately 8 million shares of the Fund's common stock and allow the Fund to proceed with the acquisition. The proposal is described in more detail in the attached Proxy Statement.

   The Directors have concluded that the proposal is in the best interests of the Fund and its stockholders. The Directors unanimously recommend that you vote "For" the proposal.

   We welcome your attendance at the Meeting. If you are unable to attend, we encourage you to vote promptly by proxy. The Altman Group, Inc. (the "Proxy Solicitor"), a proxy solicitation firm, has been selected to assist in the proxy solicitation process. If we have not received your proxy as the date of the Meeting approaches, you may receive a telephone call from the Proxy Solicitor to remind you to vote by proxy. No matter how many shares you own, your vote is important.

Sincerely,

Marc O. Mayer
President

                                PROXY STATEMENT

                 ALLIANCE NATIONAL MUNICIPAL INCOME FUND, INC.

                             QUESTIONS AND ANSWERS

Q. WHAT IS THIS DOCUMENT AND WHY DID WE SEND IT TO YOU?

A. This booklet contains the Notice of Special Meeting of Stockholders (the "Notice") of Alliance National Municipal Income Fund, Inc. (the "Fund") and Proxy Statement that provide you with information you should review before voting on the proposal to authorize the issuance of shares of the Fund's common stock (the "Proposal") that will be presented at a Special Meeting of Stockholders (the "Meeting"). The shares will be issued in connection with the Fund's acquisition of all of the assets and liabilities of ACM Municipal Securities Income Fund, Inc. (the "Acquisition"). You are receiving this proxy material because you own shares of the Fund, either directly or through an intermediary (we refer to them as "shares" and to the holders of shares as "stockholders"). As a stockholder, you have the right to vote on the Proposal because it concerns your investment in the Fund.

Q. WHO IS ASKING FOR MY VOTE?

A. The Board of Directors of the Fund (the "Board") is asking you to vote on the Proposal.

Q. HOW DOES THE BOARD RECOMMEND YOU VOTE?

A. The Board recommends that you vote "FOR" the Proposal.

Q. WHO IS ELIGIBLE TO VOTE?

A. Stockholders of record at the close of business on Friday, December 15, 2006 (the "Record Date") are entitled to vote at the Meeting or any adjournment or postponement of the Meeting. If you owned shares on the Record Date, you have the right to vote even if you later sold the shares.

Q. WHY IS THE BOARD REQUESTING MY VOTE?

A. Maryland law does not require a vote of the Fund's stockholders to approve the Acquisition. However, the Fund's common stock is listed on the New York Stock Exchange (the "NYSE") and the new shares that would be issued in connection with the Acquisition would be listed on the NYSE. As a condition to listing, the NYSE requires a listed company to obtain stockholder approval prior to the issuance of common stock if a transaction would result in an increase of 20% or more of the amount of the Fund's outstanding shares. Consequently, the Board is seeking your vote on the Proposal because the Fund would be required to increase the number of its outstanding shares by more than 20% in connection with the Acquisition.

Q. HOW CAN I VOTE MY SHARES?

A. Please follow the instructions included on the enclosed proxy card.

Q. WHAT IF I WANT TO REVOKE MY PROXY?

A. You can revoke your proxy at any time prior to its exercise by (i) giving written notice to the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105, (ii) by authorizing a later-dated proxy (either by signing and mailing another proxy card, or by telephone as indicated on the proxy card) or (iii) by personally voting at the Meeting.

Q. WHOM DO I CALL IF I HAVE QUESTIONS REGARDING THE PROXY?

A. You may call the Proxy Solicitor at 1-800-331-5817.

                                     [LOGO]
                               ALLIANCEBERNSTEIN
                                  Investments


                 Alliance National Municipal Income Fund, Inc.

                         1345 Avenue of the Americas,
                           New York, New York 10105
                                 800-221-5672

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                        SCHEDULED FOR FEBRUARY 22, 2007

To the Stockholders of Alliance National Municipal Income Fund, Inc. (the
"Fund"):

   Notice is hereby given that a Special Meeting of Stockholders (the "Meeting") of the Fund, a Maryland corporation, will be held at the offices of the Fund, 1345 Avenue of the Americas, 41st Floor, New York, New York 10105 on Thursday, February 22, 2007, at 11:00 a.m. Eastern Time, to consider and vote on the following Proposal, which is more fully described in the accompanying Proxy Statement dated January 3, 2007:

    1. To approve the issuance of shares of the Fund's common stock in connection with the proposed acquisition of assets and assumption of liabilities of ACM Municipal Securities Income Fund, Inc. by the Fund.

    2. To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

   Any stockholder of record of the Fund at the close of business on December 15, 2006 (the "Record Date") is entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof. Proxies are being solicited on behalf of the Fund's Board of Directors. Each stockholder who does not expect to attend in person is requested to complete, date, sign and promptly return the enclosed proxy card, or to submit voting instructions by telephone as described on the enclosed proxy card.

   The Board of Directors of the Fund recommends a vote "FOR" the Proposal.

                                By Order of the Board of Directors,

                                Marc O. Mayer
                                President
New York, New York
January 3, 2007

--------------------------------------------------------------------------------

                            YOUR VOTE IS IMPORTANT

   Please indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. Your vote is very important no matter how many shares you own. Please complete, date, sign and return your Proxy Card promptly in order to save the Fund any additional cost of further proxy solicitation and for the Meeting to be held as scheduled.

--------------------------------------------------------------------------------

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

                                PROXY STATEMENT

                 ALLIANCE NATIONAL MUNICIPAL INCOME FUND, INC.

                          1345 Avenue of the Americas
                           New York, New York 10105

                               -----------------

                        SPECIAL MEETING OF STOCKHOLDERS
                               February 22, 2007

                               -----------------

                                 INTRODUCTION

   This is a Proxy Statement for Alliance National Municipal Income Fund, Inc. (the "Fund"). The Fund's Board of Directors is soliciting proxies for a Special Meeting of Stockholders of the Fund (the "Meeting") to consider and vote on a proposal to issue shares of the Fund's common stock in connection with the proposed acquisition (the "Proposal") of all of the assets and assumption of all the liabilities of ACM Municipal Securities Income Fund, Inc. ("ACM Municipal Securities") by the Fund (the "Acquisition").

   The Board is sending you this Proxy Statement to ask for your vote on the Proposal. The Meeting will be held at the offices of the Fund, 1345 Avenue of the Americas, 41st Floor, New York, New York 10105 on Thursday, February 22, 2007, at 11:00 a.m., Eastern Time. The solicitation will be made primarily by mail and may also be made by telephone. The solicitation cost will be borne by the Fund. The Notice of Special Meeting, Proxy Statement and Proxy Card are being mailed to stockholders on or about January 3, 2007.

   Any stockholder who owned shares of the Fund on Friday, December 15, 2006 (the "Record Date") is entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof. Each share is entitled to one vote.

                                 THE PROPOSAL:

                      ISSUANCE OF THE FUND'S COMMON STOCK
                     IN CONNECTION WITH THE ACQUISITION OF
                           ACM MUNICIPAL SECURITIES

Background

   At their Special Meeting held on November 20, 2006 (the "Meeting"), the Board of Directors of the Fund approved the Fund's acquisition of ACM Municipal Securities. ACM Municipal Securities has substantially the same investment strategies as the Fund and both funds invest substantially all of their assets in investment grade municipal securities. ACM Municipal Securities is a smaller fund with approximately $213 million in assets (including $90 million attributable to preferred shares) as compared to the Fund's assets of approximately $508 million (including $195 million attributable to preferred shares). At the Meeting and at their October 31-November 2, 2006 regular meeting, the Fund's Directors considered the recommendation of AllianceBernstein L.P. (the "Adviser"), the investment adviser for the Fund and ACM Municipal Securities, that they approve the Acquisition. The Adviser presented pro forma information indicating that the Acquisition would result in a very modest reduction in the Fund's expense ratio (approximately one basis point).

   The Adviser also discussed that the Fund's contractual management fee is 0.65% of its average daily common and preferred net assets but the Adviser has voluntarily agreed to waive a portion of the Fund's management fee or reimburse the Fund for expenses in the amount of 0.25% of the Fund's average daily net assets until January 28, 2007 with the waiver decreasing by 0.05% for each one year period commencing January 28 thereafter with the full fee being payable commencing January 28, 2011 and beyond. However, on November 20, 2006, the Adviser agreed, at the request of the Directors, to place a cap on the amounts payable under the Advisory Agreement of 0.55% of the Fund's average daily common and preferred net assets. The Adviser has also agreed to request that the Board approve a new investment advisory contract between the Adviser and the Fund that would make the maximum fee of 0.55% permanent.

   The Directors also considered that the net asset value of the common stock to be issued by the Fund in connection with the Acquisition would be equal to the value of the assets acquired by the Fund less the liabilities assumed by the Fund. In addition, the Directors also considered extensive amounts of information about the costs and benefits of the Acquisition, including the fact that a portion of the expenses of the Acquisition of approximately $138,000 (relating primarily to the cost of the special meeting to which this proxy statement relates) would be borne by the Fund.

   The Fund's Directors are also the Directors of ACM Municipal Securities, and they noted that the Acquisition would result in a more significant expense ratio reduction for common stockholders of that much smaller fund than for common stockholders of the Fund. After discussion and consultation with their independent counsel, the Fund's Board of Directors determined that the Acquisition was in the best interests of the Fund and that the interests of the Fund's stockholders would not be diluted as a result of the Acquisition.

Issuance of the Fund's Common Stock in Connection with the Acquisition

   Approval of the Acquisition by the Fund's stockholders is not required under applicable state law. However, the Fund's common stock is listed on the New York Stock Exchange ("NYSE") and the new shares to be issued in connection with the Acquisition will be listed on the NYSE. As a condition to listing,
Section 312 of the NYSE Listed Company Manual ("NYSE Rule 312") requires a listed company to obtain stockholder approval prior to the issuance of common stock if any transaction or series of transactions would result in an increase by 20% or more in the amount of shares outstanding.

   The Acquisition will involve the issuance by the Fund of shares of common stock to ACM Municipal Securities common stockholders and shares of preferred stock to ACM Municipal Securities preferred stockholders. The approval of the issuance of preferred shares by the Fund is not being sought from common stockholders or preferred stockholders since the preferred shares are not listed on the NYSE and the Fund's charter permits the issuance of additional parity preferred stock provided that the issuance of that stock does not affect that stock's ratings. The preferred stockholders, however, have the right to vote with the common stockholders to approve the issuance of the common stock.

   The Acquisition requires the approval of ACM Municipal Securities stockholders and a separate meeting of those stockholders will be convened to vote on the Acquisition. If the Acquisition is not approved by ACM Municipal Securities stockholders, it will not occur. In addition, if the Fund's stockholders do not approve the issuance of the Fund's common shares, the Acquisition will not occur even if approved by ACM Municipal Securities stockholders. The Acquisition is structured as a tax-free exchange of shares and cannot occur if the Fund's stockholders do not approve the issuance of common shares that would be exchanged for common shares of ACM Municipal Securities.

   The Fund's Board of Directors seeks your approval of the Proposal. Approval of the Proposal requires the affirmative vote of a majority of votes cast by the Fund's stockholders, provided that the total votes cast on the Proposal represents over 50% of all securities entitled to vote on the Proposal.

   The Board of Directors recommends that you vote "FOR" the Proposal.

                     PROXY VOTING AND STOCKHOLDER MEETING

   The Board of Directors has fixed the close of business on December 15, 2006 as the Record Date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and any adjournment thereof. The outstanding voting shares of the Fund as of December 15, 2006 consisted of 20,514,801 shares of common stock and 1,950 shares each of Series M Preferred Stock, Series T Preferred Stock, Series W Preferred Stock and Series TH Preferred Stock, each share being entitled to one vote at the Meeting.

   Those stockholders who hold shares directly and not through a broker or nominee (that is, a stockholder of record) may authorize their proxies to cast their votes by completing a proxy card and returning it by mailing the enclosed postage-paid envelope as well as telephoning toll free 1-800-331-5817. Owners of shares held through a broker or nominee (who is the stockholder of record for those shares) should follow the directions provided to the stockholder by the broker or nominee to submit voting instructions. Instructions to be followed by a stockholder of record to submit a proxy via telephone, including use of the Control Number on the stockholder's proxy card, are designed to verify stockholder identities, to allow stockholders to give voting instructions and to confirm that stockholder instructions have been recorded properly. Stockholders who authorize proxies by telephone should not also return a proxy card. A stockholder of record may revoke that stockholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105, by authorizing a later-dated proxy (either by signing and mailing another proxy card or, by telephone as indicated above), or by personally attending and voting at the Meeting.

   Properly executed proxy cards may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention") or represent a broker "non-vote" (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have the discretionary power to vote). Abstentions and broker non-votes will be considered present for purposes of determining the existence of a quorum for the transaction of business but will have the effect of a vote against the Proposal.

   Approval of the Proposal described requires the affirmative vote of a majority of votes cast, provided that total votes cast on the Proposal represents over 50% of all securities entitled to vote on the matter. In order for the vote to occur at the Meeting, a quorum must be present. A quorum will consist of the presence in person or by proxy of the holders of a majority of the shares of the Fund entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting or, even if a quorum is present, in the event that sufficient votes in favor of the position recommended by the Board of Directors on the Proposal are not timely received, the Chairman of the Board may authorize, or the persons named as proxies may propose and vote for, one or more adjournments of the Meeting, with no other notice than announcement at the Meeting, up to 120 days after the Record Date, in order to permit further solicitation of proxies. Shares represented by proxies indicating a vote contrary to the position recommended by the Directors on a proposal as to which the Meeting is proposed to be adjourned will be voted against adjournment.

   If any proposal, other than the Proposal, properly comes before the Meeting, shares represented by proxies will be voted on all such proposals in the discretion of the person or persons holding the proxies. The Fund has not received notice, and is not otherwise aware, of any other matter to be presented at the Meeting.

   The Fund has engaged The Altman Group, Inc. (the "Proxy Solicitor"), 60 East 42nd Street, Suite 405, New York, New York 10165 to assist in soliciting proxies for the Meeting. The Proxy Solicitor will receive a fee of approximately $18,500 for its services, to be paid by the Fund, plus reimbursement of out-of-pocket expenses.

                               OTHER INFORMATION

Officers of the Fund

   Certain information concerning the Fund's officers is set forth below. The Fund's officers are elected annually by the Board of Directors until his or her successor is duly elected and qualifies.

                                       Position(s) (Month and Year First      Principal Occupation During the Past
Name, Address* and Age                 Elected)                               5 Years
----------------------                 -------------------------------------  -------------------------------------
Marc O. Mayer                          President and Chief Executive Officer  Executive Vice President of the
49                                     (11/03)                                Adviser** since 2001, and Executive
                                                                              Managing Director of
                                                                              AllianceBernstein Investments, Inc.
                                                                              ("ABI")** since 2003; prior thereto,
                                                                              he was head of AllianceBernstein
                                                                              Institutional Investments**, a unit
                                                                              of the Adviser from 2001-2003; prior
                                                                              thereto, Chief Executive Officer of
                                                                              Sanford C. Bernstein & Co., LLC
                                                                              (institutional research and brokerage
                                                                              arm of Bernstein & Co. LLC ("SCB &
                                                                              Co.")**) and its predecessor since
                                                                              prior to 2002. He is a Director of
                                                                              SCB Partners, Inc. and SCB, Inc.

Philip L. Kirstein                     Senior Vice President and              Senior Vice President and Independent
61                                     Independent Compliance Officer         Compliance Officer of the
                                       (10/04)                                AllianceBernstein Funds, with which
                                                                              he has been associated since October
                                                                              2004. Prior thereto, he was Of
                                                                              Counsel to Kirkpatrick & Lockhart,
                                                                              LLP from October 2003 to October
                                                                              2004, and General Counsel of Merrill
                                                                              Lynch Investment Managers, L.P. since
                                                                              prior to 2002 until March 2003.

Robert B. Davidson, III                Senior Vice President                  Senior Vice President of the
45                                     (4/02)                                 Adviser**, with which he has been
                                                                              associated since prior to 2002.

Douglas J. Peebles                     Senior Vice President                  Executive Vice President of the
41                                     (6/04)                                 Adviser**, with which he has been
                                                                              associated since prior to 2002.

                                       Position(s) (Month and Year First      Principal Occupation During the Past
Name, Address* and Age                 Elected)                               5 Years
----------------------                 -------------------------------------  -------------------------------------
Jeffrey S. Phlegar                     Senior Vice President                  Executive Vice President of the
40                                     (6/04)                                 Adviser**, with which he has been
                                                                              associated since prior to 2002.

Michael G. Brooks                      Vice President                         Senior Vice President and Senior
58                                     (10/05)                                Portfolio Manager of the Adviser**,
                                                                              with which has been associated since
                                                                              prior to 2002.

Fred S. Cohen                          Vice President                         Senior Vice President of the
48                                     (10/05)                                Adviser**, with which has been
                                                                              associated since prior to 2002.

Terrance T. Hults                      Vice President                         Senior Vice President of the
40                                     (12/01)                                Adviser**, with which has been
                                                                              associated since prior to 2002.

Emilie D. Wrapp                        Secretary                              Senior Vice President, Assistant
51                                     (10/05)                                General Counsel and Assistant
                                                                              Secretary of ABI**, with which she
                                                                              has been associated since prior to
                                                                              2002.

Joseph J. Mantineo                     Treasurer and Chief Financial Officer  Senior Vice President of
47                                     (8/06)                                 AllianceBernstein Investor Services,
                                                                              Inc. ("ABIS"),** with which he has
                                                                              been associated since prior to 2002.

Thomas R. Manley                       Controller                             Vice President of the Adviser**, with
55                                     (12/01)                                which he has been associated since
                                                                              prior to 2002.

--------
* The address for the Fund's officers is 1345 Avenue of the Americas, New York, New York 10105.
** An affiliate of the Fund.

Stock Ownership

   As of December 15, 2006, the Directors and officers of the Fund as a group beneficially owned less than 1% of the outstanding shares of common stock of the Fund and each class of preferred stock of the Fund. To the knowledge of the Fund, only the following beneficially owned 5% or more of the outstanding shares of the common stock of the Fund.

Name and Address of Stockholder        Number of Outstanding Shares Owned     Percentage of Outstanding Shares Owned
-------------------------------        -------------------------------------  --------------------------------------
First Trust Portfolios L.P.            1,222,189                              6.0%
First Trust Advisors L.P.
The Charger Corporation
1001 Warrenville Road
Lisle, IL 60532

                   INFORMATION AS TO THE INVESTMENT ADVISER
                               AND ADMINISTRATOR

   The Fund's investment adviser is AllianceBernstein L.P., with principal offices at 1345 Avenue of the Americas, New York, New York 10105. The investment adviser also provides administrative services to the Fund.

Other Service Providers

   The Adviser provides standard administrative services to the Fund under the Fund's Advisory Agreement. Under the terms of a Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), an affiliate of the Adviser, the Fund compensates ABIS for responding to certain inquiries from stockholders. State Street Bank & Trust Company, One Lincoln Street, Boston, MA 02111 serves as custodian for the Fund. Computershare Trust Company N.A., P.O. Box 43010, Providence, RI 02940, serves as the Fund's transfer agent for the common stock. The Bank of New York, 101 Barclay-7W, New York, NY 10286, serves as the Fund's transfer agent for the preferred stock.

                                 OTHER MATTERS

   Management of the Fund does not know of any matters properly to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies.

                            REPORTS TO STOCKHOLDERS

   The Fund will furnish each person to whom this Proxy Statement is delivered with a copy of its latest annual report to stockholders and its subsequent semi-annual report to stockholders, if any, upon request and without charge. To request a copy, please call ABIS at 1-800-227-4618 or contact Dennis Bowden at AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105.

                                By Order of the Board of Directors,

                                Marc O. Mayer
                                President

January 3, 2007
New York, New York

                     TABLE OF CONTENTS                Page
                     -------------------------------- ----
                     Introduction....................   4
                     The Proposal - Issuance of the
                      Fund's Common Stock in
                      Connection with the Acquisition
                      of ACM Municipal Securities....   5
                     Proxy Voting and Stockholder
                      Meeting........................   7
                     Other Information...............   9
                       Officers of the Fund..........   9
                       Stock Ownership...............  10
                     Information as to the Investment
                      Adviser and Administrator......  11
                     Other Matters...................  11
                     Reports to Stockholders.........  11


                               Alliance National
                          Municipal Income Fund, Inc.

--------------------------------------------------------------------------------

                                     [LOGO]
                               ALLIANCEBERNSTEIN
                                  Investments


--------------------------------------------------------------------------------
NOTICE OF
SPECIAL MEETING
OF STOCKHOLDERS
AND PROXY STATEMENT

January 3, 2007

Using a black ink pen, mark your votes with an X as shown in this example.
Please do not write outside the designated areas.                            [X]
--------------------------------------------------------------------------------
Special Meeting Proxy Card
--------------------------------------------------------------------------------

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

A.   Proposal - The Board of Directors recommends a vote FOR Proposal 1.

                                               For       Against     Abstain
1.   Issuance  of shares  of the  Fund's       [_]         [_]          [_]
     common stock in connection with the
     proposed  acquisition  of  all  the
     assets  and  assumption  of all the
     liabilities    of   ACM   Municipal
     Securities Income Fund, Inc. by the
     Fund.

     To vote and otherwise represent the
     undersigned  on  any  other  matter
     that may  properly  come before the
     meeting,    any   postponement   or
     adjournment thereof,  including any
     matter incidental to the conduct of
     the Meeting,  in the  discretion of
     the proxy holder(s).

B.   Non-Voting Items

Change of Address - Please print new address below      Meeting Attendance  [_]
                                                        Mark box to the
                                                        right if you plan
---------------------------------------------------     to attend the
                                                        Annual Meeting.

C. Authorized Signatures - This section must be completed for your vote to be counted. - Date and Sign Below

Please sign legibly and exactly as the name appears on this proxy card. Joint owners must EACH sign the proxy card. When signing as executer, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


                                   Signature 1 -               Signature 2 -
   Date (mm/dd/yyyy) -         Please keep signature       Please keep signature
Please print date below.         within the box.             within the box.
-------------------------   -------------------------   ------------------------
|     /        /        |   |                        |  |                      |
-------------------------   -------------------------   ------------------------

Alliance National Municipal Income Fund, Inc.

--------------------------------------------------------------------------------
Proxy - ALLIANCE NATIONAL MUNICIPAL INCOME FUND, INC
--------------------------------------------------------------------------------


PROXY IN CONNECTION WITH THE SPECIAL MEETING OF STOCKHOLDERS TO
BE HELD FEBRUARY 22, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND

The undersigned hereby appoints Christina Morse and Carol Rappa, or either of them, as proxies for the undersigned, each with the full power of substitution, to attend the Meeting of Stockholders (the "Meeting") of Alliance National Municipal Income Fund, Inc. (the "Fund"), to be held at 11:00 a.m., Eastern Time, on Thursday, February 22, 2007 at the offices of the Fund at 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, and at any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Prospectus/Proxy Statement, revokes any proxy previously given with respect to the Meeting and instructs said proxies to vote said shares as indicated on the reverse side of this proxy card.

IF THIS PROXY CARD IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS SPECIFIED. IF THIS PROXY CARD IS PROPERLY EXECUTED BUT NO SPECIFICATION IS MADE FOR THE PROPOSAL, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE PROPOSAL AS DESCRIBED IN THE PROSPECTUS/PROXY STATEMENT. ADDITIONALLY, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


SK 00250 0209 734805